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                                                                     Exhibit 23


                         CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of Dresser Industries, Inc. (33-52989) of our report dated May 29, 1998 appearing on page 1 of this Form 11-K.


/s/ PRICE WATERHOUSE LLP

PRICE WATERHOUSE LLP

Houston, Texas
June 24, 1998